UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2017

NEWGEN BIOPHARMA CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-1537274	81-5332421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

506 2nd Avenue, Suite 1400, Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 855-624-4793

Former Name or Former Address, if Changed Since Last Report:

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Certifying Accountant

Effective February 15, 2017, KLJ & Associates, LLP (“KLJ”) resigned as the independent registered public accounting firm of NewGen BioPharma Corp., a Nevada corporation (the “Company”). KLJ’s resignation was not the result of any disagreement between the Company and KLJ on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. The resignation of KLJ as our independent registered public accounting firm was accepted and approved by our Board of Directors by written consent on February 16, 2017.

The reports of KLJ regarding the Company’s financial statements for the fiscal years ended October 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KLJ’s audit report on the Company’s financial statements for the fiscal years ended October 31, 2016 and 2015 contained an explanatory paragraph noting there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended October 31, 2016 and 2015, and during the period from November 1, 2016 to February 15, 2017, the date of KLJ’s resignation, (i) there were no disagreements with KLJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KLJ, would have caused KLJ to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KLJ with a copy of the foregoing disclosures and requested that KLJ furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Independent Certifying Accountant

On February 16, 2017, our Board of Directors engaged Michael T. Studer CPA P.C. (“MTS”) as the independent registered public accounting firm to review the Company’s financial statements for the fiscal quarter ending January 31, 2017.

During each of the Company’s two most recent fiscal years and through the interim periods preceding the engagement of MTS, the Company (a) has not engaged MTS as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with MTS regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by MTS concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K, relating to the Company.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
16.1	Letter of KLJ & Associates, LLP.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewGen BioPharma Corp., a Nevada Corporation

Dated: February 17, 2017	By:	/s/ Bradford Long
Bradford Long President

3